UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report: June 24, 2015

(Date of earliest event reported)

Milacron Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-37458	80-0798640
(Commission File Number)	(IRS Employer Identification No.)

3010 Disney Street
Cincinnati, OH	45209
(Address of principal executive offices)	(Zip Code)

(513) 487-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 24, 2015, Milacron Holdings Corp. (the “Company”) entered into an amended and restated chairman services agreement with Ira Boots, the Chairman of the Company’s board of directors, (the “Chairman Services Agreement”), as described in the Company’s prospectus (the “Prospectus”), dated June 24, 2015, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, and which is deemed to be part of the Company’s Registration Statement on Form S-1 (File No. 333-203231), as amended (the “Registration Statement”). The terms of the Chairman Services Agreement are substantially the same as the terms set forth in the form of such agreement filed as an exhibit to the Registration Statement and as described therein. The Chairman Services Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.

The Company also entered into an amended and restated employment agreement with Thomas Goeke, the Company’s President and Chief Executive Officer, (the “Employment Agreement”) which became effective on June 24, 2015. The terms of the Employment Agreement are substantially the same as the terms set forth in the form of such agreement filed as an exhibit to the Registration Statement and as described therein. The Employment Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2015, the Company adopted the Milacron Holdings Corp. Annual Bonus Plan (the “Annual Bonus Plan”). The Annual Bonus Plan provides for the grant of annual cash bonus awards to the Company’s executive officers and other key employees. The terms of the Annual Bonus Plan are substantially the same as the terms set forth in the form of such agreement filed as an exhibit to the Registration Statement and as described therein. The Annual Bonus Plan is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Effective June 24, 2015, the Second Amended and Restated Certificate of Incorporation (the “Charter”) and the Amended and Restated Bylaws (the “Bylaws”) of the Company became effective, as contemplated by the Prospectus. The Charter and the Bylaws are filed herewith as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference. The terms of the Charter and Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibit 3.1 and Exhibit 3.2, respectively, to the Registration Statement and as described therein.

Item 8.01 Other Events

On June 30, 2015, the Company closed its initial public offering of 14,285,714 shares of its common stock at a price of $20.00 per share. The Company granted the underwriters an option for a period of 30 days from the date of the prospectus to purchase an additional 2,142,857 shares of the Company’s common stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

10.1	Amended and Restated Chairman Services Agreement between Milacron Holdings Corp. and Ira Boots.

10.2	Amended and Restated Employment Agreement between Milacron Holdings Corp. and Thomas Goeke.

10.3	Milacron Holdings Corp. Annual Bonus Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILACRON HOLDINGS CORP.

By:	/s/ Bruce Chalmers
	Name:	Bruce Chalmers
	Title:	Chief Financial Officer

Date: June 30, 2015

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

10.1	Amended and Restated Chairman Services Agreement between Milacron Holdings Corp. and Ira Boots.

10.2	Amended and Restated Employment Agreement between Milacron Holdings Corp. and Thomas Goeke.

10.3	Milacron Holdings Corp. Annual Bonus Plan